UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported):  December 30, 2008


ADVANCED ID CORPORATION
(Exact name of registrant as specified in its charter)

      Nevada                   000-24965              46-0439668
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

4500 - 5th Street NE
#200, Bay 6
Calgary, Alberta, Canada
T2E 7C3
(Address of principal executive offices (zip code)

(403) 264-6300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated April 1, 2008
Exhibit 99.2 - Press Release dated April 2, 2008
Exhibit 99.3 - Press Release dated May 21, 2008
Exhibit 99.4 - Press Release dated May 29, 2008
Exhibit 99.5 - Press Release dated June 10, 2008
Exhibit 99.6 - Press Release dated July 29, 2008
Exhibit 99.7 - Press Release dated August 18, 2008
Exhibit 99.8 - Press Release dated September 3, 2008
Exhibit 99.9 - Press Release dated December 18, 2008
Exhibit 99.10 - Press Release dated December 30, 2008




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 17, 2009

ADVANCED ID CORPORATION

By:     /s/Dan Finch
        ------------------
Name:   Dan Finch
Title:  Chief Executive Officer